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                                                                    EXHIBIT 23.3


                             [Ryder Scott Company]
                             [Petroleum Engineers]
                                  [Letterhead]


                         CONSENT OF PETROLEUM ENGINEERS

         As independent petroleum engineers, we hereby consent to the incorporation by reference into Apache Corporation's registration statement on Form S-8 of the information from our reports included or incorporated by reference in Apache's Annual Report on Form 10-K for the fiscal year ending December 31, 1994.



                                        /s/ Ryder Scott Company
                                            Petroleum Engineers

                                        RYDER SCOTT COMPANY
                                        PETROLEUM ENGINEERS

Houston, Texas
May 30, 1995